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                                EXHIBIT NO. 23.2
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                                                                    EXHIBIT 23.2




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 24, 1995, included in Comstock Resources, Inc.'s Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in this registration statement.




                                                             ARTHUR ANDERSEN LLP




Dallas, Texas
July 24, 1995